EXECUTION COPY




THIRD AMENDMENT, dated as of October 24, 1996 (this "Amendment"),to:

          (a) the Term Loan Agreement, dated as of July 17, 1995, as amended (the "Existing Term Loan Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Term Loan Agreement") among SPECIALTY FOODS CORPORATION, a Delaware corporation (the "Term Loan Borrower"), the several banks and other financial institutions from time to time parties thereto
(the "Term Loan Lenders"), and THE CHASE MANHATTAN BANK (formerly, Chemical Bank), a New York banking corporation, as administrative agent for the Term Loan Lenders (the "Administrative Agent"); and

          (b) the Revolving Credit Agreement dated as of August 16, 1993 and amended and restated as of July 17, 1995, as amended (the "Existing Revolving Credit Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Revolving Credit Agreement"), among each of the subsidiaries of SPECIALTY FOODS CORPORATION signatory thereto (collectively, the "Revolving Credit Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Revolving Credit Lenders") and the Administrative Agent.


                             W I T N E S S E T H :


          WHEREAS, the Term Loan Borrower, the Administrative Agent and the Term Loan Lenders wish to amend certain terms of the Existing
Term Loan Agreement in the manner provided for herein; and

          WHEREAS, the Revolving Credit Borrowers, the Administrative Agent and the Revolving Credit Lenders wish to amend certain terms of the Existing Revolving Credit Agreement in the manner provided for herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


                           SECTION I. Definitions.

          1. Defined Terms. Unless otherwise defined in this Amendment, terms which are defined in the Existing Term Loan Agreement and Existing Revolving Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Existing Term Loan Agreement.


    SECTION II. Amendment of Certain Terms in Existing Term Loan Agreement.

          1. Amendments to Subsection 1.1. (a) The definition of the term "Applicable Margin" contained in subsection 1.1 of the Existing Term
Loan Agreement is hereby amended to read in its entirety as follows:

               "'Applicable Margin': for each Type of Term Loan, (a) until the Third Amendment Effective Date, the rate per annum set forth under the relevant column heading below:


               ABR Loans             Eurodollar Loans
                1-1/2%                     2-1/2%


     and (b) from and including the Third Amendment Effective Date, the rate per annum set forth under the relevant column heading below:

               ABR Loans             Eurodollar Loans
                1-3/4%                     2-3/4%

          (b) Subsection 1.1 of the Existing Term Loan Agreement is hereby amended by adding thereto the following definitions, each in its proper alphabetical order:

               "'Collateral Investment Account': as defined in the Collateral Investment Agreement."

               "'Collateral Investment Agreement': a Collateral Investment Agreement executed and delivered by the Term Loan Borrower and the Administrative Agent in connection with the Third Amendment, in form and substance satisfactory to the Administrative Agent, pursuant to which (a) the Term Loan Borrower shall, on any date after the Third Amendment Effective Date on which (i) the Term Loan Borrower receives Net Proceeds from Asset Sales and
     (ii) there are no Revolving Credit Loans or Swing Line Loans outstanding under the Revolving Credit Agreement, deposit such Net Proceeds (or the portion thereof remaining after any use thereof to prepay Revolving Credit Loans, Swing Line Loans and Term Loans) in the Collateral Investment Account for investment and reinvestment in Cash Equivalents as provided therein, (b) the Term Loan Borrower shall grant a security interest in the cash and investments and reinvestments from time to time in the Collateral Investment Account to the Administrative Agent for the ratable benefit of the Term Loan Lenders and the Revolving Credit Lenders and (c) the Term Loan Borrower shall be permitted withdrawals from the Collateral Investment Account in order to prepay the Term Loans or, to the extent required by subsection 2.10(b) of the Revolving Credit Agreement, to prepay the Revolving Credit Loans and Swing Line Loans and reduce the Revolving Credit Commitments and, except when a Default or Event of Default shall have occurred and be continuing or when the Available Revolving Credit Commitments shall be greater than $10,000,000, for Permitted Third Amendment Purposes and for other general corporate purposes permitted under this Agreement. "

               "'Third Amendment': the Third Amendment, dated as of October 24, 1996, to this Agreement and the Revolving Credit Agreement."

               "'Third Amendment Effective Date': as defined in the Third Amendment."

               "'Permitted Third Amendment Purposes': as defined in the Third Amendment."

          2. Amendment of Subsection 6.1(a) (Consolidated Total
Indebtedness to Consolidated EBITDA). The Administrative Agent and the Term Loan Lenders hereby amend the entry under the column entitled, "Ratio" in subsection 6.1(a) of the Existing Term Loan Agreement corresponding to the 3rd Fiscal Quarter in Fiscal Year 1996 to be 6.65.

          3. Amendment of Subsection 6.1(b) (Interest Coverage). The Administrative Agent and the Term Loan Lenders hereby amend the entry under the column entitled, "Ratio" in subsection 6.1(b) of the Existing Term Loan Agreement corresponding to the 3rd Fiscal Quarter in Fiscal Year 1996 to be 1.25.

          4. Amendment of Subsection 6.1(c) (Fixed Charge Coverage).
The Administrative Agent and the Term Loan Lenders hereby amend the entry under the column entitled, "Fixed Charge Coverage Ratio" in subsection 6.1(c) of the Existing Term Loan Agreement corresponding to the 3rd Fiscal Quarter in Fiscal Year 1996 to be 0.80.


      SECTION III.   Amendments to Existing Revolving Credit Agreement.

          1. Amendment to Subsection 1.1. (a) The definition of the term "Applicable Margin" contained in subsection 1.1 of the Existing Revolving Credit Agreement is hereby amended to read in its entirety as follows:

               "'Applicable Margin': (a) for each Type of Revolving Credit Loan and Swing Loan, until the Third Amendment Effective Date, the rate per annum set forth under the relevant column heading below:

                              ABR Loans              Eurodollar Loans

     Revolving Credit           1-1/2%                    2-1/2%
     Loan

     Swing Line Loan            1-1/2%                    N/A

     (b) from and including the Third Amendment Effective Date, the rate per annum set forth under the relevant column heading below:

                              ABR Loans              Eurodollar Loans

    Revolving Credit            1-3/4%                    2-3/4%
    Loan

    Swing Line Loan             1-3/4%                      N/A

          2. Amendments to Term Loan Agreement. In accordance with subsection 9.1 of the Existing Term Loan Agreement and subsection 9.1 of the Existing Revolving Credit Agreement, each of the Revolving Credit
Borrowers and the Lenders parties to this Amendment consents and agrees to the amendment of terms of the Term Loan Agreement pursuant to this Amendment, and each of the Revolving Credit Borrowers agrees to comply with the provisions of Section 6 of the Revolving Credit Agreement, with the references therein to the Term Loan Agreement being deemed to be references to the Term Loan Agreement as amended hereby.


                        SECTION IV.    Asset Sales.

         In order to induce the Lenders to enter into this Third Amendment and by the execution and delivery of the Third Amendment, the Term Loan Borrower hereby agrees that:

               (a) Upon the receipt after the Third Amendment Effective Date by the Term Loan Borrower or any of its Subsidiaries of any Asset Sale Proceeds under and as permitted by subsection 6.6(e) of the Term Loan Agreement, to the extent that the Term Loan Borrower does not elect to immediately use such Net Proceeds to repay the Term Loans as provided in subsection 2.6 of the Term Loan Agreement or, to the extent required by subsection 2.10(b) of the Revolving Credit Agreement, to prepay the Revolving Credit Loans and to reduce the Revolving Credit Commitments:

                   (i) the Term Loan Borrower shall use such Net Proceeds, or cause such Net Proceeds to be used, whenever there are Revolving Credit Loans or Swing Line Loans outstanding under the Revolving Credit Agreement, to immediately make optional prepayments thereof, with the Available Revolving Credit Commitments being created by such prepayments to be available for purposes permitted under the Revolving Credit Agreement and the Term Loan Agreement; and

                   (ii) the Term Loan Borrower shall use such Net Proceeds, whenever there are no Revolving Credit Loans or Swing Line Loans outstanding under the Revolving Credit Agreement to make a deposit of such Net Proceeds in the Collateral Investment Account, for subsequent use thereof upon withdrawal therefrom, for the Permitted Third Amendment Purposes or to prepay the Term Loans or, to the extent required by subsection 2.10(b) of the Revolving Credit Agreement, to prepay the Revolving Credit Loans and to reduce the Revolving Credit Commitments or for other general corporate purposes permitted by the Term Loan Agreement or the Revolving Credit Agreement, except when a Default or Event of Default shall have occurred and be continuing or the Available Revolving Credit Commitments shall be greater than $10,000,000.

               (b) Except with the consent of the Required Lenders, the Term Loan Borrower shall not use the Net Cash Proceeds of any Asset
     Sale received after the Third Amendment Effective Date to consummate one or more Acquisitions or to make Capital Expenditures or invest in other long-term assets of the Operating Subsidiaries as provided for in subsection 6.6(e) of the Term Loan Agreement that are not permitted to be made under the first sentence of subsection 6.8 of the Existing Term Loan Agreement, provided that, if and to the extent that the aggregate Net Proceeds of all Asset Sales received after the Third Amendment Effective Date are within one of the categories specified below, the portion of such aggregate Net Proceeds set forth in Column I opposite such category may be used for Capital Expenditures permitted only by reason of the last sentence of subsection 6.8 of the Existing Term Loan Agreement ("Incremental Capital Expenditures") or for Acquisitions, with the amount of such portion which may be used for Acquisitions being limited to the amount set forth in Column II opposite such category (such permitted Incremental Capital Expenditures and Acquisitions, the "Permitted Third Amendment Purposes"):


                                               Column I              Column II

     Category of Aggregate Net Cash Proceeds
     from Assets Sales received after the      Incremental Capital   Acquisition
     Third Amendment Effective Date            Expenditures          Sublimit


     More than $250,000,000                     $40,000,000          $15,000,000

     More than $150,000,000 but Less than       $30,000,000          $10,000,000
     or Equal to $250,000,000

     More than $75,000,000 but Less than        $20,000,000          $10,000,000
     or Equal to $150,000,000

     Less than or Equal to $75,000,000          $10,000,000               $0

               (c) Failure by the Term Loan Borrower to comply with any of the provisions of this Section IV shall constitute an Event of Default under the Revolving Credit Agreement and the Term Loan Agreement.


                          SECTION V.     Miscellaneous Provisions.

          1. Consent to Amendment. Each Lender executing and delivering this Amendment hereby consents to the agreements and amendments provided for herein.

          2. Conditions Precedent. (a) This Amendment shall, become effective on and as of the date first written above (the "Third Amendment Effective Date"), provided that each of the conditions precedent set forth below shall have been waived by or fulfilled to the satisfaction of the Administrative Agent on or prior to such date:

          (i) Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Term Loan Borrower, the Revolving Credit Borrowers and the Administrative Agent, and consented to by the requisite Lenders under the Term Loan Agreement and the Revolving Credit Agreement.

          (ii) Amendment Documents. The Administrative Agent shall have received each of the following (together with this Amendment, the "Amendment Documents"):

               a) Consents to Security Documents and Guarantees. A Consent, with a counterpart for each Lender, in form and substance reasonably satisfactory to the Administrative Agent, from each party to any Security Document acknowledging and consenting to the execution, delivery and performance of this Amendment and the transactions contemplated hereby, in each case, executed and delivered by a duly authorized officer of such party; and

               b) Collateral Investment Agreement. The Collateral Investment Agreement, in form and substance satisfactory to the Administrative Agent duly executed and delivered by the Term Loan Borrower.

          (iii) Corporate Proceedings of the Term Loan Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Term Loan Borrower authorizing or confirming the execution, delivery and performance of the Amendment Documents to which it is a party certified by the Secretary or an Assistant Secretary of the Term Loan Borrower as of the Third Amendment Effective Date and each such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (iv) No Default or Event of Default. On and as of the Third Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing except to the extent and only to the extent waived herein.

          (v) Representations and Warranties. The representations and warranties made by the Term Loan Borrower in the Term Loan Agreement after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and except to the extent and only to the extent waived herein; provided that all references to the Term Loan Agreement in such representations and warranties shall be and are deemed to mean this Amendment as well as the Term Loan Agreement as amended hereby.

          (vi) Certificate. The Administrative Agent shall have received a Certificate of a Responsible Officer of the Term Loan Borrower certifying the matters referred to in paragraphs (iv) and (v) above.

          (vii) Other. The Administrative Agent shall have received copies of opinions, certificates, or agreements as shall reasonably be requested by the Administrative Agent or the Required Lenders.

          3. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Term Loan Agreement and the Revolving Credit Agreement are and shall remain in full force and effect.

          4. Expenses. The Term Loan Borrower and the Revolving Credit Borrowers agree to reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to such Administrative Agent.

          5. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                   *       *       *


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              SPECIALTY FOODS CORPORATION,
                              as Term Loan Borrower


                              BY:
                                 Name:
                                 Title:


                              B & G - DSD HOLDINGS, INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              BELSEA HOLDINGS INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              BURNS & RICKER, INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              H & M FOOD SYSTEMS COMPANY, INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              METZ HOLDINGS, INC., as Revolving
                              Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              MOTHER'S CAKE AND COOKIE CO.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              SFFB HOLDINGS, INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              STELLA HOLDINGS, INC., formerly
                              known as Stella Foods, Inc., as
                              Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              THE BAGEL PLACE, INC., as
                              Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK (formerly,
                              Chemical Bank), as Administrative
                              Agent and as a Lender


                              BY:
                                  Name:
                                  Title:

                              CONSENTED TO:


                              ABN AMRO Bank N.V.
                              By: ABN AMRO North America, Inc.,
                              as agent


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:


                              BANK OF AMERICA ILLINOIS


                              BY:
                                  Name:
                                  Title:


                              THE BANK OF NEW YORK


                              BY:
                                  Name:
                                  Title:


                              BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR


                              BY:
                                  Name:
                                  Title:

                              BY:
                                  Name:
                                  Title:


                              BANQUE PARIBAS


                              BY:
                                  Name:
                                  Title:

                              BY:
                                  Name:
                                  Title:


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              BY:
                                  Name:
                                  Title:


                              CERES FINANCE LTD

                              By: Chancellor Senior Secured
                              Management, Inc. as Financial Manager



                              BY:
                                  Name:
                                  Title:


                              COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENNE


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:
                              FIRST INTERSTATE BANK OF TEXAS, N.A.


                              BY:
                                  Name:
                                  Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              BY:
                                  Name:
                                  Title:


                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: Merrill Lynch Asset Management,
                              L.P., as Investment Advisor


                              BY:
                                  Name:
                                  Title:


                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                              BY:
                                  Name:
                                  Title:


                              NATIONSBANK OF TEXAS N.A.


                              BY:
                                  Name:
                                  Title:


                              COOPERATIVE CENTRALE RAIFFISEN -
                                BOERENLEENBANK B.A., "RABOBANK
                                NEDERLAND", NEW YORK BRANCH


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:


                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              BY:
                                  Name:
                                  Title:


                              SOCIETE GENERALE, SOUTHWEST
                                AGENCY


                              BY:
                                  Name:
                                  Title:


                              STRATA FUNDING LTD.

                              By:  Chancellor Senior Secured
                                   Management, Inc. as Financial Manager


                              BY:
                                  Name:
                                  Title:


                              WELLS FARGO BANK, N.A.


                              BY:
                                  Name:
                                  Title:


                              SENIOR DEBT PORTFOLIO
                              By:  Boston Management and Research
                                   as Investment Advisor


                              BY:
                                  Name:
                                  Title:





                        ACKNOWLEDGMENT AND CONSENT

          ACKNOWLEDGMENT AND CONSENT, dated as of October 24, 1996, to Third Amendment, dated as of October 24, 1996 (the "Amendment") to: (a) the Term Loan Agreement, dated as of July 17, 1995, (as may have been amended, supplemented, waived or otherwise modified prior to the date hereof, the "Existing Term Loan Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Term Loan Agreement") among SPECIALTY FOODS CORPORATION, a Delaware corporation (the "Term Loan Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Term Loan Lenders"), and CHEMICAL BANK, a New York banking corporation, as administrative agent (the "Administrative Agent"); and (b) the Revolving Credit Agreement dated as of August 16, 1993 and amended and restated as of July 17, 1995 (as amended and restated and as the same may have been further amended, supplemented, waived or otherwise modified prior to the date hereof, the "Existing Revolving Credit Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Revolving Credit Agreement"), among each of the subsidiaries of SPECIALTY
FOODS CORPORATION signatory thereto (collectively, the "Revolving Credit Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Revolving Credit Lenders") and the Administrative Agent.


                              W I T N E S S E T H :


          WHEREAS, the Amendment provides that the Administrative Agent shall have received, with a counterpart for each Term Loan Lender, a Consent, in form and substance reasonably satisfactory to the Administrative Agent, of each party to any Security Document acknowledging and consenting to the execution, delivery and performance of the Amendment and the transactions contemplated thereby, in each case, executed and delivered by a duly authorized officer of such party;

          NOW, THEREFORE, the undersigned hereby agree as follows:

          1. The undersigned hereby acknowledge and consent to the execution, delivery and performance of the Amendment and the transactions contemplated thereby.

          2. Terms defined in the Existing Term Loan Agreement, the Existing Revolving Credit Agreement and the Amendment shall have their defined meanings when used herein.

          IN WITNESS WHEREOF, the undersigned have caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                              MBC Holdings, Inc.
                              Metz Holdings, Inc.
                              Metz Baking Company, an Iowa corp.
                              Metz Baking Company, a Delaware corp.
                              The Bagel Place, Inc.
                              BGH Holdings, Inc.
                              B&G-DSD Holdings, Inc.
                              B&G Foods, Inc.
                              Roseland Manufacturing, Inc.
                              Bloch & Guggenheimer, Inc.
                              BRH Holdings, Inc.
                              Burns & Ricker, Inc.
                              MCC-DSD Holdings, Inc.
                              Mother's Cake & Cookie Co.
                              HMFS Holdings, Inc.
                              H&M Food Systems Company, Inc.
                              WFB Holdings, Inc.
                              Pacific Coast Baking Co., Inc.
                              Belsea Holdings, Inc.
                              Gai's Seattle French Baking Company
                              Langendorf Baking Co. of Seattle, Inc.
                              General Bagels Corporation
                              Oregon French Baking Corporation
                              Seattle English Muffin Company
                              SFFB Holdings, Inc.
                              San Francisco French Bread Company
                              Andre-Boudin Bakeries, Inc.
                              Fisherman's Wharf Sourdough French Bread
                                   Bakeries, Inc.
                              Boudin International, Inc.
                              Laura Todd of America
                              Steve's Drayage, Inc.
                              San Francisco Sourdough Bakeries, Inc.
                              Larraburu Bakery
                              Parisian Bakeries, Inc.
                              San Francisco Baking Cultures
                              San Francisco Sourdough Company
                              San Francisco Bay Area Equipment and Supply
                              Stella Holdings, Inc.
                              Stella Foods East, Inc.
                              Stella Foods, Inc.
                              Stella Cheese Company, Inc.
                              GWI Holdings, Inc.
                              GWI, Inc.

                              By:
                                 Name:
                                 Title:
Accepted as of the date first
above written:

SPECIALTY FOODS CORPORATION


By:
   Name:
   Title: